                                                                    EXHIBIT 32.1


             SECTION 906 -- CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                              OF PERIODIC FINANCIAL REPORT

         Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C.
Section 1350, and in connection with the accompanying Quarterly Report on Form 10-Q of Doane Pet Care Company for the quarter ended September 27, 2003 (the "Report"), the undersigned officer of Doane Pet Care Company hereby certifies that:

         1. The Report fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of the operations of Doane Pet Care Company.

Date: October 30, 2003




                                   /s/ Douglas J. Cahill
                                   -----------------------------------
                                   Douglas J. Cahill
                                   President and Chief Executive Officer
                                   Doane Pet Care Company